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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                       -------------------

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


  Date of report (Date of earliest event reported):April 1, 1997

                         Saratoga Bancorp
      (Exact name of registrant as specified in its charter)

                            California
          (State or other jurisdiction of incorporation)

                2-77519-LA              94-2817587
         (Commission File Number) (IRS Employer Identification No.)


           12000 Saratoga-Sunnyvale Road, Saratoga, CA  95070
          (Address of principal executive office and ZIP code)

Registrant's telephone number, including area code: (408) 973-1111

                               None
  (Former name or former address, if changed since last report)








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                        Exhibit at Page 4
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Item 5.  Other Events

     On April 1, 1997, the Board of Directors of Saratoga Bancorp declared a ten cent ($0.10) cash dividend on the outstanding shares of Common Stock of Saratoga Bancorp, to be payable on May 13, 1997 to shareholders of record at the close of business on April 29, 1997.


Item 7.  Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

          (21) Press release issued on April 4, 1997 describing cash dividend.


































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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     SARATOGA BANCORP
                                      (Registrant)



                               By: ____________________________
                                          Mary Page Rourke
                                          Senior Vice President
                                          Treasurer (Principal
                                          Financial and
                                          Accounting Officer)



Date:      April 7, 1997





























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